Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	173,161.13
Total Transaction Valuation	1,253,882,161
Total Offset Amount	0
Net Fee	$ 173,161.13